Exhibit 31.3

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Bernard Coulie, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Pliant Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 1, 2022	By:	/s/ Bernard Coulie
Bernard Coulie, M.D., Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)